EXHIBIT 10.28


                          PATENT COLLATERAL ASSIGNMENT

      THIS PATENT COLLATERAL ASSIGNMENT (this "Agreement"), dated as of February 2, 1999, is made by DSI TOYS, INC., a Texas corporation (the "Grantor"), in favor of SUNROCK CAPITAL CORP., a Delaware corporation (the "Secured Party").

                                    RECITALS

      A. The Grantor and the Secured Party are entering into a Loan and Security Agreement, dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which the Secured Party is extending certain credit facilities to the Grantor and the Grantor is granting to the Secured Party a security interest in (among other things) all of the general intangibles of the Grantor, subject to and upon the terms and conditions of the Loan Agreement.

      B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of the Secured Party under the Loan Agreement, the Grantor has agreed to execute and deliver this Agreement to the Secured Party for filing with the United States Patent and Trademark Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate the Secured Party's existing security interests in the patents and other general intangibles described herein.

                                   ASSIGNMENT

      ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees in favor of the Secured Party as follows:

      1.    DEFINITIONS; INTERPRETATION.

            (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

            "EVENT OF DEFAULT" means any Event of Default under the Loan Agreement.

            "LIEN" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any agreement to give any security interest).

            "LOAN DOCUMENTS" has the meaning assigned to it in the Loan
      Agreement.

            "OBLIGATIONS" has the meaning assigned to it in the Loan Agreement.

            "PATENT COLLATERAL" has the meaning set forth in Section 2.

            "PATENTS" has the meaning set forth in Section 2.


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            "PERSON" means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity.

            "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Patent Collateral, including "proceeds" as defined at UCC Section 9.306, and all proceeds of proceeds. Proceeds shall include without limitation, (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of the Grantor, from time to time in respect of any of the Patent Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Grantor from time to time with respect to any of the Patent Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Patent Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Patent Collateral or for or on account of any damage or injury to or conversion of any Patent Collateral by any Person.

            "PTO" means the United States Patent and Trademark Office and any successor thereto.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Texas.

            "UNITED STATES" and "U.S." each mean the United States of America.

            (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

            (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                  (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                  (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.


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                  (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                  (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                  (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                  (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                  (vii) Any captions and headings are for convenience of
            reference only and shall not affect the construction of this Agreement.

                  (viii) Capitalized words not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

      2.    SECURITY INTEREST.

            (a) ASSIGNMENT AND GRANT OF SECURITY INTEREST. As security for the payment and performance of the Obligations, the Grantor hereby assigns, grants, transfers and conveys to the Secured Party, for security purposes, all of the Grantor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising (collectively, the "Patent Collateral"):

                  (i) all letters patent of the U.S. or any other country, all registrations and recordings thereof, and all applications for letters patent of the U.S. or any other country, owned, held or used by the Grantor in whole or in part, including all existing U.S. patents and patent applications of the Grantor which are described in SCHEDULE A hereto, as the same may be amended or supplemented pursuant hereto from time to time, and together with and including all patent licenses held by the Grantor (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach and where the licenser, other than any affiliate of the Grantor, has elected such termination remedy), together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the inventions disclosed therein, and all rights corresponding thereto throughout the world, including the right to make, use, lease, sell and otherwise transfer the inventions disclosed therein, and all proceeds thereof, including without limitation all license royalties and proceeds of infringement suits (collectively, the "Patents");


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                  (ii) all claims, causes of action and rights to sue for past, present and future infringement or unconsented use of any of the Patents and all rights arising therefrom and pertaining thereto;

                  (iii) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of the Grantor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Patents and not otherwise described above; and

                  (iv) all products and proceeds of any and all of the foregoing
            Patent Collateral (including, without limitation, license royalties, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Patent Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when property or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

            (b) CONTINUING SECURITY INTEREST. The Grantor agrees that this Agreement shall create a continuing security interest in the Patent Collateral which shall remain in effect until terminated in accordance with Section 17.

            (c) INCORPORATION INTO LOAN AGREEMENT. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Patent Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

      3. FURTHER ASSURANCES; APPOINTMENT OF SECURED PARTY AS ATTORNEY-IN-FACT. The Grantor at its expense shall execute and deliver, or cause to be executed and delivered, to the Secured Party any and all documents and instruments, in form and substance satisfactory to the Secured Party, and take any and all action, which the Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of the Secured Party's security interest in the Patent Collateral and to accomplish the purposes of this Agreement. The Secured Party shall have the right to, in the name of the Grantor, or in the name of the Secured Party or otherwise, without notice to or assent by the Grantor, and the Grantor hereby irrevocably constitutes and appoints the Secured Party (and any of the Secured Party's officers or employees or agents designated by the Secured Party) as the Grantor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of the Grantor on all or any of such documents or instruments and perform all other acts that the Secured Party deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of the Secured Party's security interest in, the Patent Collateral, and (ii) to execute


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any and all other documents and instruments, and to perform any and all acts and things for and on behalf of the Grantor, which the Secured Party may deem necessary or advisable to maintain, preserve and protect the Patent Collateral and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or (after the occurrence of any Event of Default) institute any action, suit or proceeding with respect to the Patent Collateral, (B) after the occurrence of any Event of Default, to assert or retain any rights under any license agreement for any of the Patent Collateral, including without limitation any rights of the Grantor arising under Section 365(n) of the Bankruptcy Code, and (C) after the occurrence of any Event of Default, to execute any and all applications, documents, papers and instruments for the Secured Party to use the Patent Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Patent Collateral, and to assign, convey or otherwise transfer title in or dispose of the Patent Collateral; provided, however, that in no event shall the Secured Party have the unilateral power, prior to the occurrence and continuation of an Event of Default, to assign any of the Patent Collateral to any Person, including itself, without the Grantor's written consent. The foregoing shall in no way limit the Secured Party's rights and remedies upon or after the occurrence of an Event of Default. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 17.

      4. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants to the Secured Party as follows:

            (a) NO OTHER PATENTS. A true and correct list of all of the existing Patents owned, held (whether pursuant to a license or otherwise) or used by the Grantor, in whole or in part, is set forth in SCHEDULE A.

            (b) VALIDITY. Each of the Patents listed on SCHEDULE A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, all maintenance fees required to be paid on account of any Patents have been timely paid for maintaining such Patents in force, and, to the best of the Grantor's knowledge after due inquiry, each of the Patents is valid and enforceable.

            (c) OWNERSHIP OF PATENT COLLATERAL; NO VIOLATION. (i) The Grantor has rights in and good title to the existing Patent Collateral, (ii) with respect to the Patent Collateral shown on SCHEDULE A hereto as owned by it, the Grantor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, shop rights and covenants by the Grantor not to sue third persons and (iii) with respect to any Patent for which the Grantor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Patent, each such license or licensing agreement is in full force and effect, the Grantor is not in default of any of its obligations thereunder and other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of the Patent Collateral. The past, present and contemplated future use of the Patent Collateral by the Grantor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.


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            (d) NO INFRINGEMENT. To the best of the Grantor's knowledge after due inquiry, no material infringement or unauthorized use presently is being made of any of the Patent Collateral by any Person.

            (e) POWERS. The Grantor has the unqualified right, power and authority to pledge and to grant to the Secured Party a security interest in all of the Patent Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

      5. COVENANTS. So long as any of the Obligations remain unsatisfied, the Grantor agrees that it will comply with all of the covenants, terms and provisions of the this Agreement, the Loan Agreement and the other Loan Documents, and the Grantor will promptly give the Secured Party written notice of the occurrence of any Event of Default.

      6. FUTURE RIGHTS. Except as otherwise expressly agreed to in writing by the Secured Party, for so long as any of the Obligations shall remain outstanding, or, if earlier, until the Secured Party shall have released or terminated, in whole but not in part, its interest in the Patent Collateral, if and when the Grantor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or Patent Collateral or any improvement thereof (whether pursuant to any license or otherwise), the provisions of Section 2 shall automatically apply thereto and the Grantor shall give to the Secured Party prompt notice thereof. The Grantor shall do all things deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Patent Collateral. The Grantor hereby authorizes the Secured Party to modify, amend, or supplement the Schedules hereto and to re-execute this Agreement from time to time on Grantor's behalf and as its attorney-in-fact to include any future patents which are or become Patent Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

      7. SECURED PARTY'S DUTIES. Notwithstanding any provision contained in this Agreement, the Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Grantor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by the Secured Party hereunder or in connection herewith, the Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Patent Collateral.

      8. REMEDIES. The Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Patent Collateral or any other collateral. The Grantor agrees that such rights and remedies include, but are not limited to, the right of the Secured Party as a secured party to sell or otherwise dispose of its collateral after default, pursuant to UCC Section 9.504. The Grantor agrees that the Secured Party shall at all times have

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such royalty free licenses, to the extent permitted by law, for any Patent
Collateral that is reasonably necessary to permit the exercise of any of the Secured Party's rights or remedies upon or after the occurrence of an Event of Default with respect to (among other things) any tangible asset of the Grantor in which the Secured Party has a security interest, including without limitation the Secured Party's rights to sell inventory, tooling or packaging which is acquired by the Grantor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as the Secured Party deems necessary or advisable, in the name of the Grantor or the Secured Party, to enforce or protect any of the Patent Collateral, in which event the Grantor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all documents required by the Secured Party in aid of such enforcement. To the extent that the Secured Party shall elect not to bring suit to enforce such Patent Collateral, the Grantor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

      9. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Grantor, the Secured Party and their respective successors and assigns.

      10. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

      11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except to the extent that the validity or perfection of the assignment and security interests hereunder in respect of any Patent Collateral are governed by federal law.

      12. ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT, TOGETHER WITH THE SCHEDULES HERETO, CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR DRAFTS AND COMMUNICATIONS RELATING TO SUCH SUBJECT MATTER. NEITHER THIS AGREEMENT NOR ANY PROVISION HEREOF MAY BE MODIFIED, AMENDED OR WAIVED EXCEPT BY THE WRITTEN AGREEMENT OF THE PARTIES, AS PROVIDED IN THE LOAN AGREEMENT. NOTWITHSTANDING THE FOREGOING, THE SECURED PARTY MAY RE-EXECUTE THIS AGREEMENT OR MODIFY, AMEND OR SUPPLEMENT THE SCHEDULES HERETO AS PROVIDED IN SECTION 6 HEREOF.

      13. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable


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any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

      14. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      15. LOAN AGREEMENT. The Grantor acknowledges that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

      16. NO INCONSISTENT REQUIREMENTS. The Grantor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and the Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

      17. TERMINATION. Upon the satisfaction in full of all the Obligations, this Agreement shall terminate and the Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by the Grantor and at the Grantor's expense as shall be necessary to evidence termination of the security interest granted by the Grantor to the Secured Party hereunder, including cancellation of this Agreement by written notice from the Secured Party to the PTO.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                       DSI TOYS, INC.,
                                       a Texas corporation


                                       By: /s/ M. D. DAVIS
                                               M. D. Davis
                                               Chief Executive Officer


                                       SUNROCK CAPITAL CORP.,
                                       a Delaware corporation

                                       By: /s/ ROBERT J. KATCHA
                                               Robert J. Katcha
                                               Senior Vice President


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STATE OF TEXAS         ss.
                       ss.
COUNTY OF DALLAS       ss.

      This instrument was acknowledged before me on February 2, 1999, by M. D. Davis, Chief Executive Officer of DSI Toys, Inc., a Texas corporation, on behalf of said corporation.


                                /s/ PATRICIA WILKERSON
                                    Notary Public in and for the State of Texas

My Commission Expires:

________________________
                                        [PATRICIA WILKERSON NOTARY PUBLIC STAMP]



STATE OF TEXAS         ss.
                       ss.
COUNTY OF DALLAS       ss.

      This instrument was acknowledged before me on February 2, 1999, by Robert J. Katcha, Senior Vice President of Sunrock Capital Corp., a Delaware corporation, on behalf of said corporation.


                                /s/ PATRICIA WILKERSON
                                    Notary Public in and for the State of Texas

My Commission Expires:

_________________________

                                        [PATRICIA WILKERSON NOTARY PUBLIC STAMP]